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                                                                      EXHIBIT 14

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our reports dated November 15, 2000 for Kemper High Yield Fund and November 16, 2000 for Kemper High Yield Fund II in the Registration Statement (Form N-14) and related Proxy
Statement/Prospectus of Kemper High Yield Series filed with the Securities and Exchange Commission under the Securities Act of 1933.

                              ERNST & YOUNG LLP

Chicago, Illinois
December 14, 2000